Employee benefits plan	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Employee benefits plan
51	Employee benefits plan

(a)	Retirement benefits

Employees of the Group participate in several defined contribution retirement schemes organized separately by the PRC municipal and provincial governments in regions where the major operations of the Group are located. The Group is required to contribute to these schemes at rates ranging from 13% to 20% (2016: 13% to 20%; 2015: 13% to 21%) of salary costs including certain allowances. A member of the retirement schemes is entitled to pension benefits from the Local Labor and Social Security Bureau upon his/her retirement. The retirement benefit obligations of all retired staff of the Group are assumed by these schemes. The Group, at its sole discretion, had made certain welfare subsidy payments to these retirees.

In 2014, the Company and its major subsidiaries joined a new defined contribution retirement scheme (“Pension Scheme”) that was implemented by CSAH. The annual contribution to the Pension Scheme is based on a fixed specified percentage of prior year’s annual wage. There will be no further obligation beyond the annual contribution according to the Pension Scheme. The total contribution into the Pension Scheme in 2017 was approximately RMB546 million (2016: RMB486 million ; 2015: RMB438 million).

(b)	Housing benefits

The Group contributes on a monthly basis to housing funds organized by municipal and provincial governments based on certain percentages of the salaries of employees. The Group’s liability in respect of these funds is limited to the contributions payable in each year.

The Group also pays cash housing subsidies on a monthly basis to eligible employees. The monthly cash housing subsidies are charged to income statement.

(c)	Share Appreciation Rights Scheme

On November 30, 2011, the Company’s General Meeting approved the “H Share Appreciation Rights Scheme of China Southern Airlines Company Limited” and “Initial Grant under the H Share Appreciation Rights Scheme of China Southern Airlines Company Limited” (“the Scheme”).

Under the Scheme, 24,660,000 units of SARs were granted to 118 employees of the Group. No shares will be issued under the Scheme and each SAR is notionally linked to one existing H share of the Company. Upon exercise of the SARs, a recipient will receive an amount of cash equal to the difference between the market share price of the relevant H share and the exercise price.

The SARs will have an exercise period of six years from the date of grant. Upon the satisfaction of certain performance conditions after the second, third and fourth anniversary of the date of grant, each one third of the SARs will become exercisable.

All of the 24,660,000 units of SARs granted by the Company have been expired by the end of 2015.